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                                                                   EXHIBIT 23.3

                                                          [ARTHUR ANDERSEN LOGO]



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated October 10, 2000 on the Astarte Fiber Networks, Inc. financial statements for the year ended December 31, 1999 and 1998 included in the Tellium Inc. Form S-1 dated
May 17, 2001 and to all references to our Firm included in this registration statement.

                                                /s/ Arthur Andersen LLP

Denver, Colorado,
   May 31, 2001.